UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   __May 25, 2007___________________________

Inform Worldwide Holdings, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

                        Florida                                                                0-29994                                                      20-3379902
___________________________________________________________________________________________
                            (State or other jurisdiction                          (Commission File Number)                           (IRS Employer Identification No.)
                        of incorporation)

2501 North Green Valley Parkway, Suite 110, Henderson, NV 89014
___________________________________________________________________________________________
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (702) 317-2300

None
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 25, 2007, Inform Worldwide Holdings, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Opal Industries, Inc. (“Opal”). Pursuant to the Agreement, the Company acquired the “Topper” surface coal lease located in Indiana County, Pennsylvania, from Opal. The Company paid Opal $5,000 in cash and agreed to issue Opal restricted shares of the Company’s common stock in an amount which is equal to $15,000. The “Topper” lease is one of three leases that make up the “Nowrytown #1” mine site.

On June 4, 2007, the Company entered into an Agreement to Proceed: Heavy Equipment Purchase (the “Purchase Agreement”), with Kajon Marterials, Inc. (“Kajon”) and Ralph Smith & Son, Inc. (“Smith”). Pursuant to the Purchase Agreement, the Company purchased fifteen pieces of heavy equipment used in surface mining of coal (the “Equipment”), which Equipment had been pledged to Kajon by Smith. The Company issued 166,667 restricted shares of the Company’s common stock to Kajon. The Company retains an eighteen month exclusive option to repurchase up to 150,000 shares of the restricted stock for $200,000. Kajon agreed to release its security interest in the Equipment upon Kajon’s receipt of the first $50,000 in repurchase payments.

The Board of Directors of the Company has approved the Agreement and the Purchase Agreement and ratified the transactions thereunder.

Item 3.02 Unregistered Sales of Equity Securities

The information in Item 1.01 is hereby incorporated into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Agreement, dated as of May 25, 2007, between Inform Worldwide Holdings, Inc. and Opal Industries, Inc.
10.2	Agreement to Proceed: Heavy Equipment Purchase, dated as of June 4, 2007, among Inform Worldwide Holdings, Inc., Kajon Materials, Inc., Ralph Smith & Sons, Inc., and Millwood Development
.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INFORM WORLDWIDE HOLDINGS, INC.

                       By:    /s/ Ashvin Mascarenhas
                                 ---------------------------------
                                            Name:  Ashvin Mascarenhas
                                            Title: Chairman, President and Secretary

Date:              June 11, 2007